FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): August 2, 1999



                            TOPS APPLIANCE CITY, INC.
             (Exact name of registrant as specified in its charter)



  New Jersey                  0-20498                        22-3174554
(State or other             (Commission                     (IRS Employer
jurisdiction of             File Number)                   Identification No.)
incorporation)



                  45 Brunswick Avenue, Edison, New Jersey 08818
               (Address of principal executive office) (Zip Code)



       Registrant's telephone number, including area code: (732) 248-2850




                                       N/A
          (Former name or former address, if changed since last report)

                                Page 1 of 6 pages

Item 1.  Changes in Control of Registrant

                  Not Applicable


Item 2.  Acquisition or Disposal of Assets

                  Not Applicable


Item 3.  Bankruptcy or Receivership

                  Not Applicable


Item 4.  Changes in Registrant's Certifying Accountant

                  Not Applicable


Item 5.  Other Events

                  The   Registrant  has  obtained   information   regarding  the
                  ownership of its shares which affects its common shares available in the market. Attached as Exhibit A is a revised Beneficial Stock Ownership table reflecting the change in the information since the Registrant's 1998 Proxy Statement.

Item 6.  Resignation of Registrant's Directors

                  Not Applicable


Item 7.  Financial Statements and Exhibits

                  (a)      Financial statements of business acquired.

                           Not Applicable

                  (b)      Pro forma financial information
                           Not Applicable

                  (c)      Exhibits

                           A.     Beneficial Ownership Table.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TOPS APPLIANCE CITY, INC.



                                            BY:/s/Thomas L. Zambelli
                                              ----------------------------------
                                                 THOMAS L. ZAMBELLI
                                                 Executive Vice President


Dated: August 19, 1999

                                     EXHIBIT

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



         The following table sets forth, as of August 17, 1999, the name and number of shares of Common Stock held by each person known to the Company to own beneficially more than five percent (5%) of the Company's Stock and the number of shares owned by each director of the Company, the Company's Chief Executive Officer and its other two most highly compensated executive officers, and all directors and executive officers as a group. Each of the following has an address c/o Tops Appliance City, Inc., 45 Brunswick Avenue, CN-14, Edison, New Jersey 08818, except those noted separately in the following table. All shares are owned directly by the named person, unless otherwise noted. As of August 17, 1999, 15,334,102 shares were outstanding.

                                         Number of                  Percent
Name                                   Shares Owned                 of Class

Richard L. Jones                        110,000   (a)                 0.7%

Thomas L. Zambelli                       69,000   (b)                 0.4%

Michael J. Straub                        22,703   (c)                 0.1%

Robert G. Gross                         303,079   (d)                 1.9%

Anthony L. Formica                       10,334   (e)                 -

John H. Hollands                         10,834   (e)(f)              -

Douglas P. Teitelbaum                 7,620,764   (g)                49.7%
   c/o Bay Harbour Management, LC
   885 Third Avenue
   New York, NY 10022

Steven A. Van Dyke                    7,625,764   (g)(h)             49.7%
   c/o Bay Harbour Management, LC
   885 Third Avenue
   New York, NY 10022

Walter A. Jones                            -                           -
   c/o Mahoney Cohen & Company, P.C.
   111 West 40th Street
   New York, NY 10018

Bay Harbour Management, LC            7,620,764   (i)                49.7%
   885 Third Avenue
   New York, NY 10022

Westinghouse Pension Plan             2,223,438                      14.5%
   11 Stanwix Street
   Pittsburgh, PA 15222

Leslie S. Turchin                     1,332,459                       8.7%
   536 Coconut Isle
   Fort Lauderdale, FL 33301

Robert D. Carl III                      709,935                       4.6%
   83 Dunwoody Place, Ste. 209
   Atlanta, GA 30350

All Officers and Directors as a
   Group (14 persons)                   601,862                       3.8%

--------------------

(a) Includes 90,000 shares which can be acquired pursuant to the exercise of vested stock options.

(b) Includes 65,000 shares which can be acquired pursuant to the exercise of vested stock options.

(c) Includes 18,868 shares which can be acquired pursuant to the exercise of vested stock options.

(d) Includes 283,333 shares which can be acquired pursuant to the exercise of vested stock options.

(e) Includes 8,334 shares which can be acquired pursuant to the exercise of vested stock options.

(f) Includes 2,500 shares owned by Helen Hollands, John H. Hollands' wife.

(g) Includes 7,620,764 shares beneficially owned through Bay Harbour Management, L.C. Voting power of such shares is reported as being shared by Messrs. Teitelbaum and Van Dyke.

(h)   Includes 5,000 shares owned jointly by Mr. and Mrs. Van Dyke.

(i) Voting power of these shares is reported as being shared by Messrs. Teitelbaum and Van Dyke.